SECOND AMENDMENT TO HOTEL MANAGEMENT AGREEMENT

This SECOND AMENDMENT TO HOTEL MANAGEMENT AGREEMENT (this “Second Amendment”) is made and entered as of the 23rd day of February, 2022, by and among INVERSIONES VILAZUL, S.A.S, a corporation existing under the laws of the Dominican Republic (f/k/a Inversiones Vilazul, S.A.) (“Owner”), ___________________, a company duly organized and legally existing under the laws of Panama (“___________________”, which is successor-by-assignment to ___________________, a corporation organized under the laws of Nevis (“___________________”)) and ___________________, a company duly organized and legally existing under the laws of the Dominican Republic (successor-by-assignment to ___________________, “___________________”; and together with ___________________, “Operator”).

    RECITALS

A.    Owner, ___________________, and Perfect Tours, N.V. entered into that certain Hotel Management Agreement dated as of December 20, 2007, as amended by that certain First Amendment to Hotel Management Agreement, dated as of August 12, 2013, as assigned by Perfect Tours N.V., a company organized under the laws of the Netherlands Antilles and existing under the laws of Curacao, to Beach Tour Sales, LLC, a former limited liability company organized under the laws of Nevis (“Beach Tour Sales”), pursuant to that certain Assignment Agreement, dated January 1, 2014, as further partially assigned by ________ to ________ pursuant to that certain Marketing Rights Assignment, dated August 13, 2018, as further assigned by ________ to ________ pursuant to that certain Operation Rights Assignment, dated December 20, 2018, and as further assigned by Playa Resorts Holding B.V., a private limited liability company organized under Dutch law, as successor by operation of law to Beach Tour Sales, to Owner pursuant to that certain Assignment and Assumption Agreement, dated as of January 23, 2020 (collectively, as amended and assigned the “Management Agreement”), pursuant to which Operator agreed to manage the Hotel on behalf of Owner.

B.    Owner and Operator desire to amend the Management Agreement on the terms, provisions and conditions set forth herein. All capitalized terms referred to in this Second Amendment that are not defined herein shall have the meanings set forth in the Management Agreement.

    NOW THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.Section 2.2 of the Management Agreement is hereby deleted in its entirety and replaced by the following:

Section 2.2    Term. The term hereof shall start on the Effective Date and continue up to and including December 20, 2022 (hereinafter referred to as the “Term.

2.Owner and Operator shall (and Owner and Operator shall cause their respective affiliates to, as applicable) execute: (i) at least thirty (30) days prior to the expiration of the Term, a Termination of Hotel Management Agreement in the form attached hereto as Exhibit A, and (ii) concurrently with the expiration of the Term, a Termination and Release of Transaction Agreement in the form attached hereto as Exhibit B.

3.Except as modified herein, (i) the Management Agreement shall remain unmodified and in full force and effect and (ii) the Management Agreement, and the terms and provisions thereof, are hereby ratified and confirmed. If there is any conflict between this Second Amendment and the Management Agreement, this Second Amendment shall govern and control.

4.This Second Amendment may be executed in counterparts, each of which shall be deemed and original and all of which shall be deemed one and the same instrument.

[Remainder of page intentionally left blank]

    IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.
OPERATOR:
____________________________________
a company duly organized and legally existing under the laws of the Dominican Republic
By:
Name:
Title:

____________________________________
a company duly organized and legally existing under the laws of Panama
By:
Name:
Title:
OWNER:
INVERSIONES VILAZUL, S.A.S.,
a corporation duly organized and legally existing under the laws of the Dominican Republic
By:
Name: Bruce D. Wardinski
Title: Authorized Person
[Signature Page to Second Amendment to Hotel Management Agreement-Dreams Punta Cana]